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                                                                   EXHIBIT 10.1

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V 82     Contract for Sale of Business, Inc. or Corp.                                 1984 By Julius Blumberg, Inc.
         (Uniform Commercial Code-Bulk Transfer) 12-89                                         Publisher, NYC 10013
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         AGREEMENT, made the 30th day of September 1997 in the State of New
York between ACE VENTURE, INC., whose address is 499 Seventh Avenue, North 704,
New York, New York 10018 hereinafter called the Transferor, and GENERAL CREDIT
CORP. whose address is 370 Lexington Avenue, Suite 2000, New York, N.Y. 10017
hereinafter called the Transferee.

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
SUBJECT           1. The Transferor agrees to sell to the Transferee and the
MATTER OF         Transferee agrees to buy the following described business:
SALE              check cashing business located at 499 Seventh Avenue, North
                  704, New York, N.Y. 10018 Including the stock in trade,
                  fixtures, equipment, contract rights, lease, good will,
                  licenses, rights under any contract for telephone service or other rental, maintenance or use of equipment, machinery and fixtures at the said premises, more particularly described in
                  Schedule A hereto attached, free and clear of any debts,
                  mortgages, security interests or other liens or encumbrances except as herein stated. Title shall be closed on the 30th
closing date      day of September 1997 at 10 A.M. at the office of Daniel K.
                  Lee, Esq., 1250 Broadway, 20th Floor, New York, New York



PURCHASE          2. The purchase price to be paid by Transferee is                              $480,000.00
PRICE
TERMS OF          3. The terms of payment are as follows:
PAYMENT

                           Upon execution of this agreement
                            By cash or certified check, receipt of which is
                            hereby acknowledged                                                  $100,000.00

                           Upon execution and delivery of Bill of Sale
                            By cash or certified check                                           $

                           By execution and delivery of two promissory note of
                           the following tenor, to be secured by a security
                           interest in the goods and chattels and all other
                           personal property mentioned in Schedule A hereof and
                           all other personal property, goods and chattels
                           thereafter acquired used in connection with the
                           aforesaid business; together will all proceeds
                           thereof and all increases, substitutions,
                           replacements, additions and accessions thereto.                       $380,000.00
                           $380,000.00 payable in 72 equal monthly
                           installments with 10% interest per annum, the first
                           of which shall be due Nov. 15, 1997 and thereafter
                           on the 1st day of each and every succeeding month
                           until fully amortized.*

                           Transferee agrees to perfect such security interest by executing and delivering to Transferor a Security Agreement and a Financing Statement, in accordance with the provisions of the Uniform Commercial Code, and all other instruments or documents as may

                         * The purchaser shall execute two promissory notes, one
                           payable to the order of Dong Hyun Kang in the principal amount of $230,000 and the other payable to the order of Sue Yi in the principal amount of $150,000.


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                           be required by the Transferor. The filing fees
                           thereof shall be paid by the Transferee.

                           By taking title subject to and assuming payment of
                           the sum of                                                            $
                           Secured by a now a lien affecting the business and
                           assets or a portion thereof and paying same
                           according to the terms thereof.

ADJUSTMENTS       4. At the closing the following adjustments shall be made:
                  rents, insurance premiums, taxes, electricity, gas, fuel, water, interest on mortgages or other liens.

CREDITORS LIST    7. Transferor shall furnish Transferee with a list of
                  Transferor's existing creditors, containing the names and business addresses of all creditors of the Transferor, with the amounts owed to each and also the names of all persons who are known to the Transferor to assert claims against the Transferor even though such claims are disputed. Such list shall be signed and sworn to or affirmed by the Transferor or his agent and, unless such list is appended hereto, it shall be delivered to Transferee at least 15 days before the closing date; provided that if Transferee takes possession of the goods or pays for them before that date such list shall be furnished at least 15 days before the happening of either event.

PRESERVATION      8. Transferee shall preserve the list of creditors
OF LIST AND       aforementioned as well as the schedule of property (Schedule
SCHEDULE          A hereof) for a period of 6 months next following the date of transfer of title and shall permit inspection of either or both and copying therefrom at all reasonable hours by any creditor of the Transferor; in lieu thereof, Transferee may file such list and schedule in the Office of the Secretary
                  (Department)of State.

NOTICE TO         9. Transferee shall give notice to creditors of the transfer
CREDITORS         at least 10 days before taking possession of the goods or
                  paying for them, whichever happens first. Notice shall be given in the form and manner as provided in the Uniform
                  Commercial Code.

RESTRICTIVE       10. The bill of sale shall contain a covenant by the
COVENANT          Transferor and all other persons heretofore active in the
                  said business or in any way interested therein with the Transferor, not to reestablish, re-open, be engaged in, nor in any manner whatsoever become interested, directly or indirectly, either as employee, as owner, as partner, as agent, or as stockholder, director or officer of a corporation, or otherwise, in any business, trade or occupation similar to the one hereby agreed to be sold, within the area bounded:

                  northerly by........................................................

                  southerly by................Not Applicable..........................

                  easterly by.........................................................

                  and westerly by.....................................................

                  for a term of.......................  years from the closing date.

LEASE 11. Transferor further agrees, at the time of closing, to assign and transfer as part of this sale the existing lease or to execute and deliver, or to procure the execution and delivery, to the Transferee of a new lease or an extension of the term of the existing lease, covering the premises used in connection with said business and providing for a continuous term which shall expire on the day of
                        19   .

rent              The rend during such term shall not exceed $        per month.


assumption        Transferee shall assume full performance of the existing Lease, if assigned.
security          Security in the sum of $
                       Now held by the landlord under the existing lease, is hereby added to the amount
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                  of the purchase price and is to be paid to the Transferor by the Transferee at the closing, less any valid set-off or
                  counterclaim asserted by the landlord. Transferor shall also assign and transfer to the Transferee all of the Transferor's right, title and interest in said security. Any default on the part of the Transferor with respect to the provisions of this paragraph shall forthwith entitle the Transferee to
                  repayment in full, on demand, of any deposit or payment on account hereunder.

LIQUIDATED        12. Any willful, capricious or other inexcusable default
DAMAGES           hereunder on the part of either party shall entitle the
                  aggrieved party to the sum of $      as liquidated damages for
                  breach of this contract in addition to repayment in full of any sum paid hereunder as aforesaid, said amount being hereby agreed upon by reason of the difficulty in reducing the exact damages actually sustained to a mathematical certainty.

BROKER 13. The parties agree that No broker is involved in this sale. of No.

commissions       Is the only broker who brought about this sale. The
                  Transferor shall pay to the Broker when and if title closes a commission at the rate of per cent of the purchase price.

WARRANTIES        14. The warranties and covenants contained herein shall
SURVIVE           survive the Bill of Sale and become a part thereof and
                  continue in full force as though set forth at length therein.

PRIOR NAMES       15. Transferor represents that Transferor has not used any
AND ADDRESS       other business names and/or addresses within the three years last past except as follows:

DEFINITION OF     16. The term "goods" as defined and used in the Uniform
GOODS             Commercial Code shall apply to this agreement.

CAPTIONS 17. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this agreement nor the intent of any provision thereof.
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         The terms, warranties and agreements hereto contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.
         The gender and number used in this agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.
         This agreement may not be changed orally.
         IN WITNESS WHEREOF, the Parties have respectively signed and sealed these presents the day and year first above written.

                                          Ace Venture, Inc.

                                          By:  /s/ Dong Hyun Kang           L.S.
                                             ----------------------------
                                          Dong Hyun Kang, President         L.S.

                                          -------------------------------
                                          General Credit Corp.
                                               /s/ Gerald Nimberg           L.S.
                                          -------------------------------
                                          By:
--------------------------
                    Broker

STATE OF New York      COUNTY OF New York   ss.:
         Dong Hyun Kang                           being duly sworn deposes and
says that: He is the President of                                    Transferor:
The following is a true and complete list of: the existing creditors of the Transferor, showing their business addresses and the amounts owed to each; the names and addresses of all persons known to the Transferor who have asserted claims which the Transferor disputes.


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      Creditor - indicate if a Claimant       Business Address           Amount - indicate if disputed

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None at closing.





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Sworn and subscribed to before me                                       /s/ Dong Hyun Kang
                                                                        -----------------------------
this  30th  day of  September      1997                                 Dong Hyun Kang
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                                   SCHEDULE A
                           Property to be transferred

         All the equipment, fixtures currently located at 499 Seventh Avenue, North 704, NY, NY.


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                                    CONTRACT

                              For Sale of Business

                                   BULK SALE
                            UNIFORM COMMERCIAL CODE

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                                       TO

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            DATED:
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